SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2014

Lans Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148385	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13 The Concourse, London, UK	NW9 5AX
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 001-63-6017-348-8798

Penthouse Menara Antara No 11 Jalan Bukit Ceylon Kuala Lumpur, Malaysia (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

License Agreement

On November 21, 2014, the Company executed a license agreement (the “License Agreement”) with PayFlex Systems and Trevor Allen (together, “PayFlex”) for an exclusive worldwide license to use all of PayFlex’s codes, patent and intellectual rights, contracts, permits and licenses in a payment processor business.

The License Agreement granted the Company the rights to, among other things, a unique platform to allow the seller of products online to enter a few pieces of information to allow them to generate a unique piece of code that will make a buy button to be placed on a seller’s website. The buy button will automatically process payments and keep track of the inventory of the seller’s products.

The Company is required to compensate PayFlex $150,000 in cash for the license and contribute $200,000 for its own working capital needs within 90 days of closing the License Agreement. The Company is also required to issue a number of shares of the Company’s common stock necessary to give 55% of the total issued and outstanding shares of the Company to PayFlex or its nominees.

In addition, the Company would be required to issue a number of shares of the Company’s common stock necessary to give 70% of the total issued and outstanding shares of the Company to PayFlex or its nominees on the anniversary of the Licensing Agreement in which the Company’s audited filed financial statements for gross annual revenues attributable to the business exceeds (US) $5,000,000.

The license is for twenty years unless terminated earlier as provided for in the License Agreement.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is filed with the Securities and Exchange Commission as Exhibit 10.1 to this Current Report on Form 8-K.

Conveyance Agreement

November 21, 2014, the Company entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”) with its directors, Eng Kok Yap and Tan Sin Siong. Pursuant to the Agreement, the Company transferred all assets and business operations associated with hexagon fishing nets to Eng Kok Yap and Tan Sin Siong. In exchange, Eng Kok Yap and Tan Sin Siong agreed to cancel 73,315,000 shares in the Company and assume and cancel all liabilities relating to the Company’s former business, including officer loans amounting to $97,396, less $25,000 which the Company agreed to pay Mr. Yap in the form of a promissory note. Mr. Yap will retain 1,085,000 shares of common stock in the Company.

The foregoing description of Conveyance Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is filed with the Securities and Exchange Commission as Exhibit 10.2 to this Current Report on Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

The Company entered into the License Agreement, effective November 21, 2014, with PayFlex and has obtained the exclusive license. Reference is made to the disclosure set forth under Item 1.01 of this Current Report, which disclosure is incorporated herein by reference.

The Company’s arrangement with PayFlex is solely that of a license agreement. The Company did not acquire any operations of PayFlex, the Company did not enter into any joint venture or similar arrangements with PayFlex, and the Company did not hire any of PayFlex’s employees aside from Mr. Allen. PayFlex remains independent from the Company, as the Company remains independent from it. The Company has no equity interest in PayFlex, and has no rights of control over its management, such as the appointment of officers and directors. The Company does not have any control over PayFlex’s daily operations.

Set forth below is a description of the Company’s business and other Form 10 information. Because the Company did not merge into or acquire any formerly operating business, there is no audited financial statements or pro forma financial information that can be updated in this Form 8-K.

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DESCRIPTION OF BUSINESS

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting operations, successful capital raises, market growth, services, and products. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•	Our ability to attract and retain management and field personnel with experience in our industry;

•	Our ability to raise capital when needed and on acceptable terms and conditions;

•	The intensity of competition; and

•	General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure you of the accuracy or completeness of the data included in this report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size and revenues. We have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See “Risk Factors” for a more detailed discussion of uncertainties and risks that may have an impact on future results.

The Business

The Company has acquired an exclusive license from PayFlex, a Hong Kong company. As a result of the License Agreement, the Company is now a development stage company seeking to commence a new payment processor business. See the description of the License Agreement in Item 1.01, which is incorporated by reference.

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Phase 1

The Company acquired a license to a software payment platform. It is an Internet, online system. The platform allows merchants to advertise and sell goods on our online store. The platform also allows merchants to process payments so that they can cash in sales of their goods at our online store.

Traditionally, for an online merchant to sell over the Internet, they need the following:

•	A registered company
•	A bank account set up in person at a branch
•	A website
•	An online shopping cart
•	Software and programming to communicate the payment information from the shopping cart to the payment platform
•	A database to store the transaction information
•	Another database to store the shipping and product information
•	An email system to email the buyer the confirmation of the purchase

Using the Company’s platform, the Company is able to simplify the online purchase process for merchants. The Company does this by offering the alternative easy steps:

•	Register an account on PayFlexsystems.com
•	Host its product on PayFlexsystems.com
•	Allow customers to buy directly at PayFlexsystems.com

The Company handles the payment and will send the proceeds back to the seller with the click of a button. The Company believes that its platform streamlines the selling process for online merchants that are not interesting in the programming necessary to set up ecommerce on their websites. These merchants often lack the technical expertise, financial resources and time to adequately address the evolving payments landscape and are faced with a complex array of products and services offered by a large number of disparate providers. The Company intends to target these merchants and offer its services.

The Company’s platform allows anyone (company or individual) to sell a product on its store with price and quantity indicators. All the Company does is post the product and it shows up on the Company’s page with a buy button. Behind the scenes the Company communicates to the complicated banking gateway to authorize the credit card information. The Company will store the transaction records and the buyer information and will email the buyer the receipt of purchase. The Company will then notify the merchant of the transactions.

In addition to payment processing, the Company intends to set up a platform to showcase seller goods, much like amazon.com or a dedicated ebay.com seller page. Currently, the Company has an online store where merchants can offer goods, the necessary hardware to run the online store and the programming and databases to compliment the entire system. The Company lacks the necessary capital to fund development of some coding and additional hardware, like servers to handle anticipated traffic. Although the Company has the platform, it will also need to connect to a banking gateway. Additionally, the Company needs to set up a bank account to handle all of the client transactions. The Company will be able to start selling merchant products once the bank account is set up.

The Company’s revenue model is to take a flat rate fee and then a commission based on a percentage of each transaction. The Company is targeting new online retail merchants who care less about the fees and more about simplicity. As such, the Company’s selling point will focus on ease of use and no hassle processing.

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Phase 2

Our current platform allows merchants to sell their products on the Company’s website using the Company’s payment platform. In the future, the Company expects to have the capability to offer merchants the ability to have their own website and showcase their own products with a buy button. The buy button will process the payment through PayFlex.com.

The merchants will be provided with the payment button for their own website, and the Company will handle the rest. The merchants will log on to PayFlex.com to get all the transaction details.

Phase 3

The Company knows that it may not be able to convert all current online merchants to use its payment system. Many payment systems try to take market share by cutting commissions and transaction fees. The Company does not intend to compete with them; rather, the Company will work with them. The Company wants to introduce a loyalty points processor. Big companies offer digital air miles, bonus points, etc. The Company wants to make a simple, easy to use rewards tracking system for its merchants.

Small retail shops want to offer rewards, but they do not know how to offer them. Stamp cards are an inferior method – they get lost, and the analytics are lost. The Company wants to make a simple tracking system for merchants to manually update their customer points. The Company believes this is advantageous for the following reasons:

•	They keep track of the frequency of buyers and habits
•	They can offer them their rightfully deserved reward
•	They can email the buyer and tell them if they are reaching their reward goal.

The Company intends to offer this service as a monthly subscription. It does not interfere with the merchant’s current payment system method because it is not a money transaction. The Company intends to offer this service as an add-on bonus to enhance customer satisfaction.

Use of Proceeds

The Company intends to raise $200,000 in the next 90 days. There is no assurance, however, that the Company will be able to raise this money or even a portion of it. If the Company is unable to raise capital, it will be unable to implement its business plan and the Company could fail. If the Company is able to raise the necessary capital, the Company intends to use the money as follows:

•	Make phase 1 better
•	Buy servers
•	Buy more programming to offer more services
•	Improve its website
•	Make the workflow nice and easy
•	Marketing
•	Set up banking connection with certified payment Gateways
•	Commence Phase 2 – enabling merchants to sell on their own site
•	Add all new coding required
•	Purchase additional hardware
•	Additional coding, hardware and marketing required for Phase 3

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Competition

The payment processing industry is highly competitive. The level of competition has increased in recent years as other providers of payment processing services have established a sizable market share in the small and medium sized merchant segment. Our primary competitors for these merchants in these markets include financial institutions and their affiliates and well-established payment processing companies that target merchants directly and through third parties, including Bank of America Merchant Services, Chase Paymentech, Elavon, Inc. (a subsidiary of U.S. Bancorp), First Data Corporation, Heartland Payment Systems, Inc., Vantiv, Inc., Global Payments, Inc. and Wells Fargo. Competing with financial institutions is challenging because they often bundle merchant acquiring services with other banking products. Our growth will depend on the continued growth of electronic payments and our ability to increase our market share through successful competitive efforts to gain new merchants.

In addition, many financial institutions, subsidiaries of financial institutions or well-established payment processing companies that we compete with have substantially greater capital, technological, management and marketing resources than we have. These factors may allow our competitors to offer better pricing terms to merchants, which could result in a loss of our potential merchants. This competition may effectively limit the prices we can charge our merchants and require us to control costs aggressively in order to maintain acceptable profit margins. Additionally, our future competitors may develop or offer services that have price or other advantages over the services we provide.

Government Regulation

We operate in an increasingly complex legal and regulatory environment. Our business and the products and services that we offer are subject to a variety of federal, state and local laws and regulations and the rules and standards of the payment networks that we utilize to provide our electronic payment services, as more fully described below.

Dodd-Frank Act

The Dodd-Frank Act and the related rules and regulations have resulted in significant changes to the regulation of the financial services industry. Changes impacting the electronic payments industry include providing merchants with the ability to set minimum dollar amounts for the acceptance of credit cards and to offer discounts or incentives to entice consumers to pay with cash, checks, debit cards or credit cards, as the merchant prefers. New rules also contain certain prohibitions on payment network exclusivity and merchant routing restrictions. Additionally, the Durbin Amendment to the Dodd-Frank Act provides that the interchange fees that certain issuers charge merchants for debit transactions will be regulated by the Federal Reserve and must be “reasonable and proportional” to the cost incurred by the issuer in authorizing, clearing and settling the transactions. Rules released by the Federal Reserve in July 2011 to implement the Durbin Amendment mandate a cap on debit transaction interchange fees for issuers with assets of $10 billion or greater.

The Dodd-Frank Act also created the Consumer Financial Protection Bureau (the “CFPB”), which has assumed responsibility for most federal consumer protection laws, and the Financial Stability Oversight Council, which has the authority to determine whether any non-bank financial company, such as us, should be supervised by the Board of Governors of the Federal Reserve System because it is systemically important to the U.S. financial system. Any new rules or regulations implemented by the CFPB or the Financial Stability Oversight Council or in connection with Dodd-Frank Act that are applicable to us, or any changes that are adverse to us resulting from litigation brought by third parties challenging such rules and regulations, could increase our cost of doing business or limit permissible activities.

Privacy and Information Security Regulations

We provide services that may be subject to privacy laws and regulations of a variety of jurisdictions. Relevant federal privacy laws include the Gramm-Leach-Bliley Act of 1999, which applies directly to a broad range of financial institutions and indirectly, or in some instances directly, to companies that provide services to financial institutions. These laws and regulations restrict the collection, processing, storage, use and disclosure of personal information, require notice to individuals of privacy practices and provide individuals with certain rights to prevent the use and disclosure of protected information. These laws also impose requirements for safeguarding and proper destruction of personal information through the issuance of data security standards or guidelines. Our business may also be subject to the Fair Credit Reporting Act, which regulates the use and reporting of consumer credit information and also imposes disclosure requirements on entities who take adverse action based on information obtained from credit reporting agencies. In addition, there are state laws restricting the ability to collect and utilize certain types of information such as Social Security and driver’s license numbers. Certain state laws impose similar privacy obligations as well as obligations to provide notification of security breaches of computer databases that contain personal information to affected individuals, state officers and consumer reporting agencies and businesses and governmental agencies that own data.

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Anti-Money Laundering and Counter-Terrorism Regulation

Our business is subject to U.S. federal anti-money laundering laws and regulations, including the Bank Secrecy Act of 1970, as amended by the USA PATRIOT Act of 2001, which we refer to collectively as the “BSA.” The BSA, among other things, requires money services businesses to develop and implement risk-based anti-money laundering programs, report large cash transactions and suspicious activity and maintain transaction records. We are also subject to certain economic and trade sanctions programs that are administered by the Treasury Department’s Office of Foreign Assets Control, or OFAC, that prohibit or restrict transactions to or from or dealings with specified countries, their governments and, in certain circumstances, their nationals, narcotics traffickers and terrorists or terrorist organizations. Similar anti-money laundering, counter terrorist financing and proceeds of crime laws apply to movements of currency and payments through electronic transactions and to dealings with persons specified on lists maintained by organizations similar to OFAC in several other countries and which may impose specific data retention obligations or prohibitions on intermediaries in the payment process. We have developed and continue to enhance compliance programs and policies to monitor and address related legal and regulatory requirements and developments.

Unfair or Deceptive Acts or Practices

We and many of our merchants are subject to Section 5 of the Federal Trade Commission Act prohibiting unfair or deceptive acts or practices, or UDAP. In addition, the UDAP and other laws, rules and or regulations, including the Telemarketing Sales Act, may directly impact the activities of certain of our merchants, and in some cases may subject us, as the merchant’s payment processor or provider of certain services, to investigations, fees, fines and disgorgement of funds if we are deemed to have aided and abetted or otherwise provided the means and instrumentalities to facilitate the illegal or improper activities of the merchant through our services. Various federal and state regulatory enforcement agencies including the Federal Trade Commission and the states attorneys general have authority to take action against non-banks that engage in UDAP or violate other laws, rules and regulations and to the extent we are processing payments or providing services for a merchant that may be in violation of laws, rules and regulations, we may be subject to enforcement actions and as a result may incur losses and liabilities that may impact our business.

Other Regulation

We are subject to U.S. federal and state unclaimed or abandoned property (escheat) laws which require us to turn over to certain government authorities the property of others we hold that has been unclaimed for a specified period of time such as account balances that are due to a distribution partner or merchant following discontinuation of its relationship with us. The Housing Assistance Tax Act of 2008 requires certain merchant acquiring entities and third-party settlement organizations to provide information returns for each calendar year with respect to payments made in settlement of electronic payment transactions and third-party payment network transactions occurring in that calendar year. Reportable transactions are also subject to backup withholding requirements.

Payment Network Rules and Standards

Payment networks establish their own rules and standards that allocate responsibilities among the payment networks and their participants. These rules and standards, including the PCI DSS, govern a variety of areas including how consumers and merchants may use their cards, data security and allocation of liability for certain acts or omissions including liability in the event of a data breach. The payment networks may change these rules and standards from time to time as they may determine in their sole discretion and with or without advance notice to their participants. These changes may be made for any number of reasons, including as a result of changes in the regulatory environment, to maintain or attract new participants, or to serve the strategic initiatives of the networks and may impose additional costs and expenses on or be disadvantageous to certain participants. Participants are subject to audit by the payment networks to ensure compliance with applicable rules and standards. The networks may fine and penalize and/or suspend the registration of participants for certain acts or omissions or the failure of the participants to comply with applicable rules and standards.

An example of a recent standard is EMV, which is mandated by Visa, MasterCard, American Express and Discover to be supported by payment processors by April 2013 and by merchants by October 2015. This mandate sets new requirements and technical standards, including requiring IPOS systems to be capable of accepting the more secure “chip” cards that utilize the EMV standard and setting new rules for data handling and security. Processors and merchants that do not comply with the mandate or do not use systems that are EMV compliant risk fines and liability for fraud-related losses.

To provide our electronic payments services, we must be registered either indirectly or directly as service providers with the payment networks that we utilize. Because we are not a bank, we are not eligible for membership in certain payment networks, including Visa and MasterCard, and are therefore unable to directly access these networks. The operating regulations of certain payment networks, including Visa and MasterCard, require us to be sponsored by a member bank as a service provider. We are not registered with any payment networks. In due course we plan to set up the necessary sponsorships with our banking connections. Any agreement with our bank sponsors give them substantial discretion in approving certain aspects of our business practices including our solicitation, application and qualification procedures for merchants and the terms of our agreements with merchants.

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Employees

The Company has appointed Trevor Allen, a key member to its board due to his technical background and expertise. In addition, the Company plans on assembling a board of directors and a team of advisors whom are industry leaders in the payment processor field and that can market and sell the Company’s product to achieve commercialization in the industry.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Reference is made to the disclosure in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Form 10-K of the Company, filed with the Securities and Exchange Commission on February 25, 2014, and the disclosure in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Form 10-Qs of the Company, filed with the Securities and Exchange Commission on April 21, 2014, July 9, 2014 and November 20, 2014, which are incorporated herein by reference.  Such disclosure is supplemented by the information set forth in this Current Report on Form 8-K.

PROPERTIES

The Company’s offices are located at 13 The Concourse, London, UK NW9 5AX.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 21, 2014, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group:

Name and Address of Beneficial Owners of Common Stock	Title of Class	Amount and Nature of Beneficial Ownership[1]	% of Common Stock[2]
Eng Kok Yap 13 The Concourse, London, UK NW9 5AX	Common Stock	1,085,000	0.8%
Tan Sin Siong 13 The Concourse, London, UK NW9 5AX	Common Stock	0
Trevor Allen 13 The Concourse, London, UK NW9 5AX	Common Stock	28,315,000	21.24%
DIRECTORS AND OFFICERS – TOTAL		29,400,000	22.05%
5% SHAREHOLDERS
Soundmax Ltd. 1/F Block D, 6 Tam Kung Rd, To Kwa Wan, Kowloon, HK	Common Stock	45,000,000	33.75%

1.	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
2.	The percentage shown is based on denominator of 133,300,000 shares of common stock issued and outstanding for the company as of November 21, 2014.

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DIRECTORS AND EXECUTIVE OFFICERS

The disclosure in the section entitled “Directors, Executive Officers and Corporate Governance” set forth in the Form 10-K of the Company, filed with the Securities and Exchange Commission on February 25, 2014, is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure in the section entitled “Executive Compensation” set forth in the Form 10-K of the Company, filed with the Securities and Exchange Commission on February 25, 2014, is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The disclosure in the section entitled “Certain Relationships and Related Transactions, and Director Independence” set forth in the Form 10-K of the Company, filed with the Securities and Exchange Commission on February 25, 2014, is incorporated herein by reference.

LEGAL PROCEEDINGS

The disclosure in the section entitled “Legal Proceedings” set forth in the Form 10-K of the Company, filed with the Securities and Exchange Commission on February 25, 2014, is incorporated herein by reference.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND

 ISSUER PURCHASES OF EQUITY SECURITIES

The disclosure in the section entitled “Market for Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities” set forth in the Form 10-K of the Company, filed with the Securities and Exchange Commission on February 25, 2014, is incorporated herein by reference.

Description of Securities

The disclosure in the section entitled “Description of Securities” set forth in the Form POSAM of the Company, filed with the Securities and Exchange Commission on December 2, 2010, is incorporated herein by reference, along with the disclosure set forth in the Form 8-K, filed with the Securities and Exchange Commission on June 30, 2014.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 78.7502 of the Nevada Revised Statutes and Article XI of our Bylaws permit us to indemnify our officers and directors and certain other persons against expenses in defense of a suit to which they are parties by reason of such office, so long as the persons conducted themselves in good faith and the persons reasonably believed that their conduct was in our best interests or not opposed to our best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was

Indemnification is not permitted in connection with a proc

unlawful.

Indemnification is not permitted in connection with a proceeding by us or in our right in which the officer or director was adjudged liable to us or in connection with any other proceeding charging that the officer or director derived an improper personal benefit, whether or not involving action in an official capacity.

FINANCIAL INFORMATION

No financial information, including pro forma financial statements, are required to be filed with this Current Report on Form 8-K to reflect the entry into the License Agreement and the change of business plan being pursued in respect of the payment processing business.

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the License Agreement, the Company agreed to issue 73,315,000 shares of common stock to PayFlex and/or its assigns.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Company believes that the investor had adequate information about the Company as well as the opportunity to ask questions and receive responses from management.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information set forth in Items 1.01, 2.01 and 3.02 above related to a change of control is incorporated herein by reference.

As a result of the cancellation of 73,315,000 shares by Eng Kok Yap and Tan Sin Siong and the issuance of 73,315,000 shares to PayFlex and/or its assigns there has been a change in control of our company.

In connection with the change in control of our company, Eng Kok Yap and Tan Sin Siong appointed Trevor Allen to the board of directors, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Items 1.01, 2.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective November 21, 2014, the Board of Directors of the Company appointed Mr. Trevor Allen as a member of the Company’s Board of Directors.

Mr. Allen (age 48) has for the past five years been Owner of Gordons, a bakery deli in North London. He also is a partner in Star Lounge night Club in Harrow, NW London and has owned Payflex intellectual property since February of 2014.

There are no family relationships between our officers and/or directors. Mr. Allen has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

Other than as described in this Current Report on Form 8-K, there is no present arrangement or understanding between Mr. Allen and any other person pursuant to which Mr. Allen was elected as a director. Presently, there is compensation or other arrangement between the Company and Mr. Allen.

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ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has been classified as a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) until immediately before the execution of a License Agreement.  Effective as of November 21, 2014, the Company has commence a new business venture by entering into the License Agreement set forth under Items 1.01 and 2.01 of this report, which disclosure is incorporated herein by reference.  Consequently, the Company believes that the transaction has caused the Company to cease being a shell company.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Following the transactions described above, the Company’s corporate offices have been moved. The Company’s new office address is:

13 The Concourse, London, UK NW9 5AX

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	License Agreement dated November 21, 2014
10.2	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated November 21, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen
Chief Executive Officer

Date: November 25, 2014

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